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                                                                EXHIBIT 10.61

                  ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT

     ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT, dated as of the 25th day of September, 1998, by and between WESTFIELD MANAGEMENT ACQUISITION, INC. (formally known as TrizecHahn Centers Management Inc.) ("Existing Manager"), a California corporation, having an office at c/o Westfield Corporation, Inc., 11601 Wilshire Boulevard, Los Angeles California 90025, and WESTFIELD MANAGEMENT COMPANY ("New Manager"), a Delaware partnership, having an office at c/o Westfield Corporation, Inc., 11601 Wilshire Boulevard, Los Angeles California 90025.

                                  WITNESSETH:

     WHEREAS, Existing Manager is the manager under that certain Management Agreement ("Management Agreement"), dated January 1, 1989, between Existing Manager, as Manager, and Anita Associates, as Owner, covering certain premises known as Santa Anita Fashion Park, Arcadia, California; and

     WHEREAS, Existing Manager desires to assign to New Manager all of its right, title and interest, as Manager, under the Management Agreement, and New Manager desires to accept said assignment and to assume the obligations of the Manager to be performed thereunder, to the extent arising from and after the date hereof, in accordance with and as contemplated by the terms, conditions and provisions of the Management Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Existing Manager and New Manager hereby agree as follows:



1.   ASSIGNMENT

     Existing Manager hereby conveys, transfers and assigns to New Manager all of its right, title and interest in, to and under the Management Agreement.

2.   ASSUMPTION

     New Manager hereby assumes all of the obligations on the part of the Manager to be performed under the Management Agreement to the extent arising from and after the date hereof.

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3.   INDEMNIFICATION

     (a) Existing Manager hereby agrees that it will indemnify and save New Manager harmless from and against any and all debts, liabilities and obligations, arising under or related to the Management Agreement, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any law or any contract (collectively, "Liabilities"), to the extent arising prior to the date hereof.

     (b) New Manager hereby agrees that it will indemnify and save Existing Manager harmless from and against all Liabilities to the extent arising from and after the date hereof.

4.   MISCELLANEOUS

     (a) Existing Manager and New Manager hereby agree that this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     (b) This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York.

     (c) This Agreement constitutes the entire Agreement between the parties hereto and the same shall not be amended or modified except by written instrument duly executed by the parties.

     (d) The captions in this Agreement are inserted as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the content or legal effect of any of its provisions.

     (e) This Agreement may be executed in counterparts, each of which once so executed shall be an original, but all such counterparts shall together constitute one and the same agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the day and year first above written.


                                        WESTFIELD MANAGEMENT ACQUISITION, INC.


                                        By: /s/ Irv Hepner
                                           ___________________________________
                                           Name:     Irv Hepner
                                           Title:    Secretary

                                        WESTFIELD MANAGEMENT COMPANY

                                        By: Westfield Services, Inc.,
                                            its managing general partner


                                            By: /s/ Irv Hepner
                                               _______________________________
                                               Name:     Irv Hepner
                                               Title:    Secretary







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     ANITA ASSOCIATES, the owner of Santa Anita Fashion Park, hereby consents to the foregoing assignment and assumption of the Management Agreement to Westfield Management Company.


                               ANITA ASSOCIATES

                               By: Hahn-UPI
                                   its general partner

                                   By: Santa Anita Fashion Park LLC,
                                       its general partner

                                       By: Westfield America Limited Partnership
                                           its managing member

                                           By: Westfield America, Inc.,
                                               its general partner


                                               By: /s/  Irv Hepner
                                                  __________________________
                                                  Name:     Irv Hepner
                                                  Title:    Secretary


                                               By:__________________________
                                                  Name:
                                                  Title:







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